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                                                                   EXHIBIT 10.21

                                KIRKLAND'S, INC.

                 COMPENSATION POLICY FOR INDEPENDENT DIRECTORS

         Each Independent Director (as defined) of Kirkland's, Inc. (the "Company") shall be compensated for service on the Board and any Board committee as follows:

    A. MONETARY COMPENSATION

         1. BOARD ANNUAL RETAINER FEE: Each Independent Director shall be paid a $20,000 annual retainer fee. This fee shall paid in equal installments at the end of each fiscal quarter for which said Independent Director provided services as a Director to the Company. To the extent an Independent Director provided services to the Company as a Director for less than all of the prior fiscal quarter, this annual retainer fee and the related installment shall be prorated to compensate the Independent Director only for the portion of the prior fiscal quarter that such Independent Director provided services as a Director.

         2. COMMITTEE ANNUAL FEES:

              a. Audit Committee: Each Independent Director who is a member of the Audit Committee of the Board shall be paid an additional $2,000 annual fee. This fee shall paid in equal installments at the end of each fiscal quarter for which said Independent Director served as a member of the Audit Committee. To the extent an Independent Director served as a member of the Audit Committee for less than all of the prior fiscal quarter, the annual Audit Committee fee and the related installment shall be prorated to compensate the Independent Director only for the portion of the prior fiscal quarter that such Independent Director served as a member of the Audit Committee.

              b. Compensation Committee: Each Independent Director who is a member of the Compensation Committee of the Board shall be paid an additional $1,000 annual fee. This fee shall paid in equal installments at the end of each fiscal quarter for which said Independent Director served as a member of the Compensation Committee. To the extent an Independent Director served as a member of the Compensation Committee for less than all of the prior fiscal quarter, the annual Compensation Committee fee and the related installment shall be prorated to compensate the Independent Director only for the portion of the prior fiscal quarter that such Independent Director served as a member of the Compensation Committee.

         3. COMMITTEE CHAIR FEES:

              a. Audit Committee: Each Independent Director who serves as the Chairman of the Audit Committee of the Company shall be paid an additional $4,500 annual fee. This fee shall paid in equal installments at the end of each fiscal quarter for which said Independent Director served as the Chairman of the Audit Committee. To the extent an Independent Director served as the Chairman of the Audit Committee for less than all of the prior fiscal quarter, this annual Audit Committee Chairman fee and the related installment shall


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be prorated to compensate the Independent Director only for the portion of the prior fiscal quarter that such Independent Director served as the Chairman of the Audit Committee.

              b. Compensation Committee: Each Independent Director who serves as the Chairman of the Compensation Committee of the Board shall be paid an additional $2,000 annual fee. This fee shall paid in equal installments at the end of each fiscal quarter for which said Independent Director served as the Chairman of the Compensation Committee. To the extent an Independent Director served as the Chairman of the Compensation Committee for less than all of the prior fiscal quarter, this annual Compensation Committee Chairman fee and the related installment shall be prorated to compensate the Independent Director only for the portion of the prior fiscal quarter that such Independent Director served as the Chairman of the Compensation Committee.

         4. BOARD MEETING FEES: Each Independent Director shall be paid an additional $1,000 fee for each meeting of the Board that such Independent Director attends IN PERSON. This fee shall paid at the end of each fiscal quarter for which said Independent Director attended Board meetings as a member of the Board of the Company.

         5. COMMITTEE MEETING FEES: Each Independent Director who is a member of the Audit or the Compensation Committee of the Company shall be paid an additional $500 fee for each such Committee meeting that such Independent Director attends IN PERSON. This fee shall paid at the end of each fiscal quarter for which said Independent Director attended Committee meetings as a member of one or both of the Committees of the Company.

         6. EFFECTIVE DATE: The monetary fees set forth in this section A shall apply with respect to all Board and Committee service from and after July 16, 2002, the date of the closing of the Company's initial public offering of common stock ("IPO").

    B. EQUITY COMPENSATION

        Each Independent Director shall be issued a fully-vested, non-qualified stock option to purchase 5,000 shares of the Company's common stock (the "Options"). The Options shall: (i) be granted pursuant to the Company's 2002 Equity Incentive Plan (the "Plan"), (ii) have a fair market value exercise price based upon the closing price of the Company's common stock on the date of grant, (iii) be fully exercisable upon grant, and (iv) shall expire upon the ten (10) year anniversary of the grant date, subject to earlier termination in accordance with the terms of the Plan and the option award agreement.

         The first grant of options to each of the Independent Directors shall be effective as of the date of adoption of this Compensation Policy by the Board and shall carry an exercise price of $15.00 per share, equal to the initial public offering price in the Company's IPO. Subsequent to this initial issuance, annual grants shall occur immediately after each annual meeting of the shareholders of the Company, to each Independent Director who is serving on the Board after such annual meeting.


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    C. DEFINITION OF INDEPENDENT DIRECTOR.

         For purposes of this policy, the term "Independent Director" shall mean any director who is not an employee of the Company or any of its subsidiaries.
























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